VANGUARD(R)
U.S. GROWTH
FUND

February 29, 2000

SEMIANNUAL

[SHIP PHOTO]
[A MEMBER OF THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

     In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

     We don't think so.

     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

   Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

   And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

   However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

   Vanguard  believes that  intelligent  investors  should   resist   short-term
thinking and focus  instead on a few  time-tested  principles:

     o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

     o Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

     o Step back from the daily frenzy of the markets; focus on your overall asset allocation.

     o Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

------------------------------------------------
    CONTENTS

    REPORT FROM THE CHAIRMAN .............1
    THE MARKETS IN PERSPECTIVE ...........4
    REPORT FROM THE ADVISER ..............6
    FUND PROFILE .........................8
    PERFORMANCE SUMMARY .................10
    FINANCIAL STATEMENTS.................11
------------------------------------------------

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.
"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.
Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.
"Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

REPORT FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

Vanguard U.S. Growth Fund posted an excellent absolute return of 13.6% during the first half of its 2000 fiscal year, but its relative performance was not so good--falling well short of the sizzling 29.3% average return of its mutual fund peers. During the six months ended February 29, 2000, our average peer better capitalized on the extraordinary returns available from some white-hot technology stocks.

     The adjacent table presents our fund's six-month total return, the average return of large-capitalization growth mutual funds, and the returns of two unmanaged indexes: the Standard & Poor's 500 Index and the Russell 1000 Growth Index. Though our return topped that of the S&P 500 Index, it was nearly 9 percentage points behind the return of the Russell 1000 Growth Index, which is more representative of the large, growth-oriented companies that the U.S. Growth Fund emphasizes.

-----------------------------------------------------------
                                     TOTAL RETURNS
                                   SIX MONTHS ENDED
                                  FEBRUARY 29, 2000
-----------------------------------------------------------
Vanguard U.S. Growth Fund               13.6%
-----------------------------------------------------------
Average Large-Cap Growth Fund*          29.3%
-----------------------------------------------------------
S&P 500 Index                            4.1%
Russell 1000 Growth Index               22.5
-----------------------------------------------------------
*Derived from data provided by Lipper Inc.

     The fund's total return (capital change plus reinvested dividends) is based on an increase in net asset value from $38.92 per share on August 31, 1999, to $41.99 per share on February 29, 2000, and is adjusted for a dividend of $0.21 per share paid from net investment income and a distribution of $2.02 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

The powerhouse U.S. stock market rose again during the six months ended February
29. The Wilshire 5000 Total Market Index, the broadest measure of U.S. stocks, returned 13.4% for the period, while the S&P 500 Index gained 4.1%, as noted.

     But the market's rise was very uneven. Certain growth-stock sectors--technology, biotechnology, and wireless telecommunications--recorded huge gains. Other sectors, including such growth-stock groups as consumer staples and pharmaceuticals, suffered significant declines. In general, the technology-led growth stocks, which are characterized by above-average prices in relation to such fundamentals as earnings and book value, far outpaced value stocks. However, there was a change in leadership among growth stocks, as large-cap issues, the front-runners for the past several years, were outpaced by mid- and small-cap growth companies.

     The disparity in returns between growth and value stocks was wide among large-cap stocks and enormous among smaller stocks. Within the large-cap S&P 500 Index, growth stocks returned 12.2% during the six months versus -5.0% for value stocks. The growth/value gap was nearly 80 percentage points within the Russell Midcap Index--growth stocks in the index returned 67.3% during the half-year, while value stocks declined -11.2%. Growth stocks within the small-cap Russell 2000 Index gained 66.0%, while value stocks were up just 2.8%.

     The U.S. economy continued to expand impressively during the six months, completing a record 108 months of uninterrupted growth. Consumer spending helped boost the nation's gross domestic product to an annual growth rate of 6.9% in the final three months of 1999, and the unemployment rate hovered around 4%. Though inflation measures--both at the consumer and wholesale levels--were relatively benign, a sharp spike in oil prices and hints of price pressure in the production pipeline for some goods raised concerns about increased inflation. The exceedingly tight labor market, which shows no sign of slackening, continues to suggest that higher wages--and, thus, higher prices of goods and services--could be on the way.

     The U.S. bond market, meanwhile, was characterized by a significant rise in most interest rates but by a decreasing supply of long-term U.S. Treasury securities. The 10-year U.S. Treasury bond--which is increasingly viewed as the main benchmark for the bond market--ended the six-month period with a yield of 6.41%, up from 5.97% on August 31, 1999. The yield of the 30-year Treasury bond rose only slightly during the six months, ending at 6.14%, slightly above its starting point of 6.06%. The rise in the long-term bond's yield was restrained by the Treasury's plan to reduce supply of long-term bonds due to federal budget surpluses.

PERFORMANCE OVERVIEW

Vanguard U.S. Growth Fund's absolute return of 13.6% is a fine result for a half-year. However, our performance should also be judged in relation to funds with similar investment objectives. On that score, we came up short, trailing the average return of large-cap growth funds by nearly 16 percentage points. The main reason for our shortfall was that large-cap stocks--our bread and butter--trailed smaller growth stocks. In addition, we held smaller stakes in the hottest segments of the market than most growth-oriented funds.

     We fell short of the 22.5% return of the Russell 1000 Growth Index largely because our technology holdings, which gained about 18%, badly trailed the 53% gain for the index's tech stocks. Also, we had a smaller commitment to this sector than did the index--an average of about 33% during the period versus a weighting of about 38% for the index. The bright spots in our portfolio--excellent stock selection among the consumer-staples, financial-services, and producer-durables groups--were not enough to overcome the deficit in technology. Keeping pace with an unmanaged index is a difficult task because indexes do not incur the operating expenses and administrative costs that mutual funds must bear.

     Over the past six months, our holdings--and the stock market in general--have become far more heavily weighted in technology companies. As of February 29, 2000, the fund's commitment to technology stocks stood at about 40% of assets, up from about 25% in February 1999. The tech weighting in the Russell 1000 Growth Index on February 29 was about 46%, up from about 24% a year earlier. Nine of our ten largest holdings are technology-related stocks. The concentration of our assets in our ten largest holdings has also increased, rising from about 38% one year ago to more than 43% at the end of February. These changes, of course, increase the riskiness of the fund by tying its fortunes more closely to a select group of stocks.

     Over the long run, we expect to provide performance that is superior to that of funds with similar investment objectives and policies--a goal we haven't met over the past 18 months. We base this expectation of superior performance in part on our low operating costs, which total 0.39% of average net assets, well below the 1.41% annual expense ratio charged by the average large-cap growth fund.

     It should go without saying that the returns of growth stocks will not always be as strong as they've been in recent years. Downturns are certain to occur periodically, although the timing of market downturns--and upsurges--is unpredictable.

IN SUMMARY

During periods when a particular market segment or asset class dominates all others, the importance of diversification can be difficult to appreciate. But these are precisely the periods when diversification is most valuable. We caution against the urge to forsake a diversified approach to investing.

     A balanced investment program of stock funds, bond funds, and cash reserves provides exposure to both leading and lagging market segments and ensures that you participate in the market's gains while avoiding some of the risk. Sticking with a thoughtfully constructed plan, while trying at times, is a logical way to address the cyclical nature of the financial markets and is a solid approach for long-term investment success.

[SIGNATURE OF JOHN J. BRENNAN]
John J. Brennan
Chairman and Chief Executive Officer

March 14, 2000

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED FEBRUARY 29, 2000

A strong expansion in economic growth, both at home and abroad, led to robust returns for stocks but anemic returns for bonds during the six months ended February 29, 2000.

     Big gains for growth stocks--especially those of computer, biotechnology, and wireless communications companies--pushed global markets higher. Returns from bonds were hurt by a rise in interest rates amid worries that surging economic growth would push up inflation.

U.S. STOCK MARKETS

Stock prices rose, on average, during the half-year. A burgeoning economy and solid increases in current and projected corporate earnings generally outweighed investors' concern about rising interest rates. The U.S. market as a whole, as measured by the Wilshire 5000 Total Market Index, rose 13.4% during the six months ended February 29. For a change, small- and mid-capitalization stocks outperformed large-cap issues. The S&P 500 Index, a large-cap benchmark, gained 4.1%, while the rest of the market, as measured by the Wilshire 4500 Completion Index, was up a remarkable 46.6%.


--------------------------------------------------------------------------------
                                                     TOTAL RETURNS
                                            PERIODS ENDED FEBRUARY 29, 2000
                                        ----------------------------------------
                                           6 MONTHS      1 YEAR      5 YEARS*
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                             4.1%         11.7%       25.1%
  Russell 2000 Index                       35.8          49.3        19.2
  Wilshire 5000 Index                      13.4          21.7        25.1
  MSCI EAFE Index                          13.8          25.8        13.2
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index               1.9%          1.1%        7.0%
  Lehman 10 Year Municipal Bond Index       0.6          -1.5         6.1
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index               2.5           4.9         5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                      1.6%          3.2%        2.4%
--------------------------------------------------------------------------------
*Annualized.

     Surging prices of growth-oriented, technology-related stocks caused a wide gap, across all size groups, in the returns of growth and value stocks. Within the S&P 500 Index, growth stocks outpaced value stocks by 17.2 percentage points (+12.2% for growth stocks versus -5.0% for value stocks). Within the small-cap Russell 2000 Index, growth beat value by a huge 63.2 percentage points (+66.0% versus +2.8%).

     An amazing 21 of 54 technology stocks in the S&P 500 Index gained more than 100% during the half-year. Some observers viewed such gains, along with a rise in margin borrowing by investors, as signs of speculative excess. Nevertheless, several factors contributed to the sector's dominance, including fast-growing revenues; rapid development of computer and communications gear and services; high demand for digital products by corporations seeking to improve productivity; and the opening of international markets.

     Interestingly, the stock market's surge was itself cited as a potential worry by Federal Reserve Board Chairman Alan Greenspan. Higher stock prices, he said, made individuals feel wealthier and contributed to a rise in demand for goods and services that is outstripping the growth rate of supply.

     The Fed, seeking to slow the economy to prevent inflation, raised its target for short-term interest rates twice during the half-year and was widely expected to engineer further increases. Inflation did, in fact, accelerate somewhat. The Consumer Price Index registered a 1.6% gain during the six-month period and was up 3.2% for the 12 months through February.

     Higher rates can hurt stock prices because many investors, in valuing stocks, use current interest rates to discount the value of future earnings and dividends that they expect to receive. The higher the discount, the lower the present value of future earnings and dividends. But for tech stocks, at least, investor enthusiasm overcame any qualms about higher rates.



U.S. BOND MARKETS

Rapid economic growth may cheer stock investors, but it tends to make bond investors anxious. With economic growth running at better than a 4% annual rate, and with unemployment hovering around a 30-year low of 4.0%, bond investors--like Fed policymakers--were concerned that inflation would inevitably heat up. And inflation is the bane of bondholders because it reduces the purchasing power of future payments of interest and principal.

     Inflation did worsen a bit during the half-year, but for those looking ahead, the economic tea leaves could support either of two forecasts. The pessimistic view was that increased inflation was bound to result from higher prices for oil and other commodities and higher wages (wage and salary income in January 2000 was 6.6% higher than a year before). Optimists countered that oil's higher price was temporary and that rapidly rising productivity would help businesses to offset higher wage costs.

     In any event, interest rates increased and bond prices, which move in the opposite direction, fell during the half-year. For long-term U.S. Treasury securities, the rise in yields was muted by a shrinking supply of securities. Because of the federal budget surplus, the Treasury issued fewer new securities and even began repurchasing some outstanding bonds. The yield of the 30-year Treasury bond rose a mere 8 basis points (0.08%), to 6.14% on February 29 from 6.06% on August 31. The yield of the 10-year Treasury rose 44 basis points, to 6.41% from 5.97%. Money market rates, which are most influenced by the Federal Reserve, rose more steeply: Yields on 3-month T-bills increased on balance by 81 basis points, to 5.78% on February 29.

     The Lehman Aggregate Bond Index, the benchmark for the overall taxable bond market, returned 1.9% for the six months, as interest income of 7.0% was partially offset by a 5.1% average decline in bond prices.



INTERNATIONAL STOCK MARKETS

Stock prices in Europe, Asia, and many emerging markets rose sharply during the half-year as investors responded to improving economic conditions and to an increase in corporate merger and acquisition activity. The return from developed foreign markets was 13.8%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index.

         In Europe, an average return of 22.2% in local-currency terms was reduced to 13.8% for U.S. investors because of the U.S. dollar's gains against European currencies. (Returns from abroad are diminished when the dollar's value rises against other currencies, and augmented when the dollar falls.) Stocks in the Pacific region, which is dominated by Japan, returned 13.1% in U.S. dollars and 13.7% in local-currency terms. The Select Emerging Markets Free Index soared 26.3% in U.S. dollars, led by huge gains in Turkey (+159%) and Brazil (+62%).

REPORT FROM THE ADVISER

Vanguard U.S. Growth Fund generated a healthy 13.6% return during the first six months of the fiscal year. However, we acknowledge that this result was short of the returns from some growth stock indexes and the average return from other growth mutual funds.

     Returns diverged widely among segments of the growth-stock universe, notably in terms of market capitalization. The trend shows up in returns from the growth stocks within the S&P 500 Index, which is dominated by large-cap stocks, compared with the growth issues in the Russell 1000 Index, which includes many mid-cap companies. That perennial winner of recent years, the S&P 500/BARRA Growth Index, recorded a 12.2% return for the six months, during which the Russell 1000 Growth Index increased 22.5%. This gap in returns for the two indexes was unusually wide--a result of the veritable explosion in prices of mid-cap growth stocks, which rose 67% during the half-year. The average return for large-cap growth mutual funds, many of which hold more mid-cap stocks than your fund, benefited from this trend, reaching 29.3%. In prior periods when larger growth companies excelled, your U.S. Growth Fund has comfortably outdistanced the average return from its fund counterparts.

-----------------------------------------------
             TEN LARGEST HOLDINGS
-----------------------------------------------
                                 PERCENTAGE
COMPANY                         OF NET ASSETS
-----------------------------------------------
 1.Cisco Systems, Inc.               8.9%
 2.Microsoft Corp.                   6.1
 3.General Electric Co.              5.5
 4.EMC Corp.                         3.6
 5.Intel Corp.                       3.6
 6.Texas Instruments, Inc.           3.4
 7.America Online, Inc.              3.3
 8.Sun Microsystems, Inc.            3.1
 9.Applied Materials, Inc.           3.0
10.Nokia Corp. ADR                   2.8
-----------------------------------------------
Total                               43.3%
-----------------------------------------------

     Your portfolio managers would like to share some perspectives on how we construct the fund. We tend not to vary significantly from our benchmark index's weightings in subsectors of the growth-stock market. Instead, we rely on stock selection to add value. While the fund has a striking 52% of assets in technology and telecommunications companies (up from 38% six months ago), this exposure is close to the market weight for these groups, as measured by the Russell 1000 Growth Index. In the past 12 months, the tech/telecom weighting in the growth indexes has doubled. The rise in these stocks' proportion of the market is truly extraordinary--indeed, it may well be unique in the history of the securities markets. The tech sector is generating a wave of growth with valuable new technologies that sometimes appear to have nearly open-ended potential. Not only consumers, like you and us, but also almost all businesses are joining in this technological revolution, and it is changing the way we conduct our lives.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality, established growth companies that sell at reasonable prices in relation to expected earnings and to valuations in the broad stock market.
--------------------------------------------------------------------------------

     In  keeping  with  this  outlook,   and  based  on  their  strong  business
fundamentals, four of the fund's five largest purchases in the last six months were technology-related stocks: America Online, Sun

Microsystems, Oracle, and Texas Instruments. Nine of the ten largest gainers in the fund were tech stocks; the other was General Electric. And, as of February 29, nine of the fund's ten largest positions were technology companies, broadly defined.

     As your adviser, Lincoln Capital has responded to the gigantic shifts in the market in other ways as well. We are about to retain a third experienced analyst in the tech/telecom field, and we expect to add a fourth later this year. These additions will permit us to further intensify our coverage of the field, especially in telecom and mid-cap tech stocks.

     It is an exciting time.

     For the first time since Lincoln Capital began advising the U.S. Growth Fund 12 years ago, a new member has joined the portfolio management team. This is John Cole. John is a seasoned professional, who has spent nearly three years at Lincoln and a decade in the investment field. His presence assures continued stability and continuity in your management team.

John Cole, Portfolio Manager
David Fowler, Portfolio Manager
Parker Hall, Portfolio Manager
Lincoln Capital Management Company

March 10, 2000

FUND PROFILE
U.S. GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of February 29, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
---------------------------------------------
                    U.S. GROWTH      S&P 500
---------------------------------------------
Number of Stocks             68          500
Median Market Cap       $121.1B       $84.1B
Price/Earnings Ratio      46.9x        26.2x
Price/Book Ratio          12.0x         5.2x
Yield                      0.2%         1.2%
Return on Equity          28.6%        23.7%
Earnings Growth Rate      21.3%        16.6%
Foreign Holdings           3.6%         1.2%
Turnover Rate              55%*           --
Expense Ratio            0.39%*           --
Cash Reserves              2.3%           --

*Annualized.


INVESTMENT FOCUS
----------------------------
[GRID]
STYLE          GROWTH
MARKET CAP     LARGE



VOLATILITY MEASURES
------------------------------------------
                 U.S. GROWTH       S&P 500
------------------------------------------
R-Squared               0.91          1.00
Beta                    1.02          1.00



TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
------------------------------------------
Cisco Systems, Inc.                   8.9%
Microsoft Corp.                       6.1
General Electric Co.                  5.5
EMC Corp.                             3.6
Intel Corp.                           3.6
Texas Instruments, Inc.               3.4
America Online, Inc.                  3.3
Sun Microsystems, Inc.                3.1
Applied Materials, Inc.               3.0
Nokia Corp. ADR                       2.8
------------------------------------------
Top Ten                              43.3%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------
                                           FEBRUARY 28, 1999        FEBRUARY 29, 2000
                                         ------------------------------------------------
                                              U.S. GROWTH        U.S. GROWTH      S&P 500
-----------------------------------------------------------------------------------------
Auto & Transportation .................           0.0%              0.0%            1.9%
Consumer Discretionary ................          12.0              11.4            12.4
Consumer Staples ......................          15.9               8.7             5.7
Financial Services ....................          12.1               7.5            12.7
Health Care ...........................          23.0              11.7             9.5
Integrated Oils .......................           0.0               0.0             4.6
Other Energy ..........................           0.0               0.0             1.7
Materials & Processing ................           2.4               0.6             2.6
Producer Durables .....................           2.4               5.9             3.9
Technology ............................          24.9              41.0            29.4
Utilities .............................           0.0               3.5             9.8
Other .................................           7.3               9.7             5.8
-----------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
U.S. GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: AUGUST 31, 1979-FEBRUARY 29, 2000
---------------------------------------------------------------
             U.S. GROWTH FUND          S&P 500
FISCAL   CAPITAL  INCOME    TOTAL       TOTAL
YEAR     RETURN   RETURN   RETURN      RETURN
---------------------------------------------------------------
1980      11.9%    3.7%    15.6%        18.2%
1981       8.5     3.2     11.7          5.4
1982      -4.8     3.5     -1.3          3.2
1983      51.3     4.2     55.5         44.0
1984       0.9     1.9      2.8          6.1
1985      16.4     3.7     20.1         18.3
1986      23.6     3.0     26.6         39.1
1987      15.1     2.7     17.8         34.5
1988     -23.5     1.9    -21.6        -17.8
1989      39.6     1.1     40.7         39.2
1990       3.7     1.3      5.0         -5.0
1991      31.9%    2.4%    34.3%        26.9%
1992       7.5     1.3      8.8          7.9
1993       0.5     1.2      1.7         15.2
1994       5.5     1.5      7.0          5.5
1995      21.3     1.5     22.8         21.4
1996      23.5     1.8     25.3         18.7
1997      31.1     1.4     32.5         40.6
1998      12.9     1.1     14.0          8.1
1999      36.7     0.7     37.4         39.8
2000*     13.1     0.5     13.6          4.1
---------------------------------------------------------------
*Six months ended February 29, 2000
See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
---------------------------------------------------------------------------------------------------------
                                                                                  10 YEARS
                                   INCEPTION                          -----------------------------------
                                     DATE     1 YEAR   5 YEARS        CAPITAL      INCOME      TOTAL
---------------------------------------------------------------------------------------------------------
U.S. Growth Fund                   1/6/1959    22.28%   30.34%        18.45%        1.32%      19.77%
---------------------------------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return  information through the latest calendar quarter.

FINANCIAL STATEMENTS
FEBRUARY 29, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
U.S. GROWTH FUND                                   SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.3%)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (11.1%)
o America Online, Inc.                         10,500,000               619,500
  Home Depot, Inc.                              5,700,000               329,531
  Wal-Mart Stores, Inc.                         6,700,000               326,206
  Time Warner, Inc.                             2,800,000               239,400
  Gillette Co.                                  5,500,000               193,875
  The Walt Disney Co.                           2,800,000                93,800
o Amazon.com, Inc.                              1,300,000                89,537
o Bed Bath & Beyond, Inc.                       2,200,000                62,425
o Clear Channel Communications, Inc.              800,000                53,300
  TJX Cos., Inc.                                2,600,000                41,438
  McDonald's Corp.                                457,300                14,434
                                                                   -------------
                                                                      2,063,446
                                                                   -------------
CONSUMER STAPLES (8.5%)
  Procter & Gamble Co.                          5,600,000               492,800
  The Coca-Cola Co.                             7,100,000               343,906
  CVS Corp.                                     6,096,200               213,367
  PepsiCo, Inc.                                 6,600,000               212,850
  Colgate-Palmolive Co.                         3,200,000               167,000
  Walgreen Co.                                  4,721,000               121,861
o The Kroger Co.                                2,114,800                31,458
                                                                   -------------
                                                                      1,583,242
                                                                   -------------
FINANCIAL SERVICES (7.3%)
  MBNA Corp.                                    9,600,000               218,400
  Paychex, Inc.                                 4,200,000               210,263
  American International Group, Inc.            2,200,000               194,562
  American Express Co.                          1,345,300               180,522
  Automatic Data Processing, Inc.               3,900,000               169,894
  State Street Corp.                            2,200,000               160,325
  Capital One Financial Corp.                   4,200,000               154,612
o Concord EFS, Inc.                             3,600,000                70,425
                                                                   -------------
                                                                      1,359,003
                                                                   -------------
HEALTH CARE (11.4%)
  Warner-Lambert Co.                            5,900,000               504,819
  Eli Lilly & Co.                               5,500,000               326,906
  Schering-Plough Corp.                         7,600,000               265,050
  American Home Products Corp.                  4,700,000               204,450
o Amgen, Inc.                                   2,900,000               197,744
  Bristol-Myers Squibb Co.                      3,300,000               187,481
  Johnson & Johnson                             2,100,000               150,675
  AstraZeneca Group PLC ADR                     4,207,800               139,383
o ALZA Corp.                                    1,786,900                65,557
  Pharmacia & Upjohn, Inc.                      1,153,100                54,916
  Merck & Co., Inc.                               408,800                25,167
                                                                   -------------
                                                                      2,122,148
                                                                   -------------




MATERIALS & PROCESSING (0.6%)
o Sealed Air Corp.                              1,800,000                89,438
o W.R. Grace & Co.                              2,600,000                26,162
                                                                   -------------
                                                                        115,600
                                                                   -------------

PRODUCER DURABLES (5.7%)
o Applied Materials, Inc.                       3,028,300               553,990
o Nokia Corp. ADR                               2,596,300               514,879
                                                                   -------------
                                                                      1,068,869
                                                                   -------------
TECHNOLOGY (39.9%)
  COMMUNICATIONS TECHNOLOGY (15.1%)
o Cisco Systems, Inc.                          12,516,300             1,654,498
  Lucent Technologies, Inc.                     5,700,000               339,150
  Corning, Inc.                                 1,174,000               220,712
o JDS Uniphase Corp.                              700,000               184,625
o QUALCOMM, Inc.                                  775,500               110,460
o Juniper Networks, Inc.                          300,000                82,294

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
U.S. GROWTH FUND                                   SHARES                 (000)
--------------------------------------------------------------------------------
o Inktomi Corp.                                   600,000          $     82,275
o Tellabs, Inc.                                 1,706,200                81,898
o CIENA Corp.                                     308,000                49,222

  COMPUTER SERVICES SOFTWARE & SYSTEMS (8.2%)
o Microsoft Corp.                              12,700,000             1,135,062
o Oracle Corp.                                  5,300,000               393,525

  COMPUTER TECHNOLOGY (8.1%)
o EMC Corp.                                     5,700,000               678,300
o Sun Microsystems, Inc.                        6,100,000               581,025
o Dell Computer Corp.                           6,000,000               244,875

  ELECTRONICS--SEMICONDUCTORS/COMPONENTS (7.8%)
  Intel Corp.                                   5,900,000               666,700
  Texas Instruments, Inc.                       3,800,000               632,700
o Broadcom Corp.                                  800,000               157,900

  ELECTRONICS--TECHNOLOGY (0.7%)
o Solectron Corp.                               2,100,000               137,550

                                                                   -------------
                                                                      7,432,771
                                                                   -------------
UTILITIES (3.4%)
o MCI WorldCom, Inc.                            6,150,000               274,444
  SBC Communications Inc.                       4,267,600               162,169
o Level 3 Communications, Inc.                  1,000,000               113,875
  Comcast Corp.-Special Class A                 1,900,000                80,750
                                                                   -------------
                                                                        631,238
                                                                   -------------
OTHER (9.4%)
  General Electric Co.                          7,800,000             1,031,062
  Monsanto Co.                                  9,400,000               364,838
  Tyco International Ltd.                       6,000,000               227,625
  Illinois Tool Works, Inc.                     2,600,000               134,387
                                                                   -------------
                                                                      1,757,912
                                                                   -------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $11,547,278)                                                   18,134,229
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.4%)
--------------------------------------------------------------------------------
  Sealed Air Corp. $ 2.00 Cvt. Pfd.
   (COST $53,909)                               1,400,000                68,163
--------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.77%, 3/1/2000                                $456,492               456,492
  5.77%, 3/1/2000--Note F                          76,936                76,936
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $533,428)                                                       533,428
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
  (COST $12,134,615)                                                 18,735,820
--------------------------------------------------------------------------------





















--------------------------------------------------------------------------------
                                                                          MARKET
                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
--------------------------------------------------------------------------------
Other Assets--Note C                                               $    274,655
Liabilities--Note F                                                    (380,666)
                                                                   -------------
                                                                       (106,011)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 443,672,427 outstanding
  $.001 per value shares of beneficial
  interest (unlimited authorization)                                $18,629,809
================================================================================

NET ASSET VALUE PER SHARE                                                $41.99
================================================================================
*See Note A in Notes to Financial Statements.
oNon-Income-Producing Security.
ADR--American Depositary Receipt.



--------------------------------------------------------------------------------
 AT FEBRUARY 29, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                   AMOUNT                   PER
                                                    (000)                 SHARE
--------------------------------------------------------------------------------
 Paid in Capital                              $11,204,137                $25.25
 Overdistributed Net
  Investment Income                                (6,949)                 (.01)
 Accumulated Net Realized Gains                   831,416                  1.87
 Unrealized Appreciation--
  Note E                                        6,601,205                 14.88
--------------------------------------------------------------------------------
NET ASSETS                                    $18,629,809                $41.99
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                                U.S. GROWTH FUND
                                              SIX MONTHS ENDED FEBRUARY 29, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                       $     49,307
   Interest                                                               9,128
   Security Lending                                                           4
                                                                   -------------
      Total Income                                                       58,439
                                                                   -------------
EXPENSES
   Investment Advisory Fees--Note B                                       9,629
   The Vanguard Group--Note C
      Management and Administrative                                      23,202
      Marketing and Distribution                                          1,256
   Custodian Fees                                                            16
   Auditing Fees                                                              7
   Shareholders' Reports                                                    212
   Trustees' Fees and Expenses                                               11
                                                                   -------------
      Total Expenses                                                     34,333
      Expenses Paid Indirectly--Note C                                   (2,126)
                                                                   -------------
      Net Expenses                                                       32,207
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    26,232
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                         870,538
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                             1,294,524
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $2,191,294
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------
                                                                        U.S. GROWTH FUND
                                                             ---------------------------------
                                                                SIX MONTHS               YEAR
                                                                     ENDED              ENDED
                                                             FEB. 29, 2000      AUG. 31, 1999
                                                                     (000)              (000)
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                            26,232             82,729
   Realized Net Gain                                               870,538            802,298
   Change in Unrealized Appreciation (Depreciation)              1,294,524          2,867,213
                                                             ---------------------------------
      Net Increase in Net Assets Resulting from Operations       2,191,294          3,752,240
                                                             ---------------------------------
DISTRIBUTIONS
   Net Investment Income                                           (87,494)           (63,675)
   Realized Capital Gain                                          (841,607)          (774,154)
                                                             ---------------------------------
      Total Distributions                                         (929,101)          (837,829)
                                                             ---------------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                                        2,650,544          5,653,573
   Issued in Lieu of Cash Distributions                            899,201            811,835
   Redeemed                                                     (2,189,296)        (2,959,346)
                                                             ---------------------------------
      Net Increase from Capital Share Transactions               1,360,449          3,506,062
----------------------------------------------------------------------------------------------
   Total Increase                                                2,622,642          6,420,473
----------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                          16,007,167          9,586,694
                                                             ---------------------------------
   End of Period                                               $18,629,809        $16,007,167
==============================================================================================

1Shares Issued (Redeemed)

   Issued                                                           63,517            151,298
   Issued in Lieu of Cash Distributions                             21,409             23,255
   Redeemed                                                        (52,505)           (79,056)
                                                             --------------------------------
      Net Increase in Shares Outstanding                            32,421             95,497
==============================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------
                                                                               U.S. GROWTH FUND
                                                                            YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                  SIX MONTHS ENDED    --------------------------------------------------
THROUGHOUT EACH PERIOD                      FEB. 29, 2000        1999       1998      1997      1996      1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $38.92      $30.36     $27.74    $22.62    $18.83    $15.52
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                              .07         .21        .21       .27       .26       .25
   Net Realized and Unrealized Gain (Loss)
    on Investments                                   5.23       10.85       3.57      6.73      4.39      3.24
                                                   ------------------------------------------------------------
      Total from Investment Operations               5.30       11.06       3.78      7.00      4.65      3.49
                                                   ------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income              (.21)       (.19)      (.27)     (.26)     (.29)     (.18)
   Distributions from Realized Capital Gains        (2.02)      (2.31)      (.89)    (1.62)     (.57)       --
                                                   ------------------------------------------------------------
      Total Distributions                           (2.23)      (2.50)     (1.16)    (1.88)     (.86)     (.18)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $41.99      $38.92     $30.36    $27.74    $22.62    $18.83
===============================================================================================================

TOTAL RETURN                                       13.62%      37.38%     14.01%    32.50%    25.28%    22.75%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)           $18,630     $16,007     $9,587    $7,445    $4,544    $2,989
   Ratio of Total Expenses to
      Average Net Assets                           0.39%*       0.39%      0.41%     0.42%     0.43%     0.47%
   Ratio of Net Investment Income to
      Average Net Assets                           0.30%*       0.59%      0.69%     1.13%     1.32%     1.59%
   Portfolio Turnover Rate                           55%*         49%        48%       35%       44%       32%
===============================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Lincoln Capital Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended February 29, 2000, the advisory fee represented an effective annual rate of 0.11% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2000, the fund had contributed capital of $3,701,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.7% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

     The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended February 29, 2000, these arrangements reduced the fund's expenses by $2,126,000 (an annual rate of 0.02% of average net assets).

D. During  the  six   months  ended   February  29,  2000,  the  fund  purchased
$4,940,010,000 of investment securities and sold $4,729,956,000 of investment securities other than temporary cash investments.

E. At February 29, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $6,601,205,000, consisting of unrealized gains of $7,200,727,000 on securities that had risen in value since their purchase and $599,522,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at February 29, 2000, was $74,498,000, for which the fund held cash collateral of $76,936,000. Cash collateral received is invested in repurchase agreements.

THE VANGUARD FAMILY OF FUNDS

STOCK FUNDS
----------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging  Markets Stock Index Fund
Energy Fund Equity Income Fund
European Stock Index Fund
Explorer Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious  Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional  Index Fund*
International  Growth Fund
International  Value Fund
Mid-Cap  Index Fund*
Morgan  Growth Fund
Pacific  Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap  Value  Index  Fund*
Tax-Managed  Capital  Appreciation  Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed  International Fund*
Tax-Managed Small-Cap  Fund*
Total  International Stock Index Fund
Total Stock Market Index Fund*
U.S.  Growth Fund
Utilities  Income Fund
Value Index Fund*
Windsor  Fund
Windsor II Fund

BALANCED FUNDS
----------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy Conservative Growth Fund
LifeStrategy Growth Fund
LifeStrategy Income Fund
LifeStrategy Moderate Growth Fund
STAR Fund
Tax-Managed Balanced Fund
Wellesley Income Fund
Wellington Fund

BOND FUNDS
----------------------------------------------
Admiral Intermediate-Term  Treasury Fund
Admiral Long-Term Treasury Fund
Admiral Short-Term  Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term  Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term  Tax-Exempt  Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term  Corporate Fund*
Short-Term  Federal Fund
Short-Term  Tax-Exempt  Fund
Short-Term  Treasury Fund
State Tax-Exempt Bond Funds(California,
 Florida, Massachusetts, New Jersey, New
 York, Ohio, Pennsylvania)
Total Bond Market Index Fund*









MONEY MARKET FUNDS
----------------------------------------------
Admiral Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
 (California, New Jersey, New York,
  Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE  ANNUITY PLAN
----------------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income  Portfolio
Equity  Index  Portfolio
Growth  Portfolio
High-Grade  Bond Portfolio
High Yield  Bond  Portfolio
International  Portfolio
Mid-Cap  Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600.
Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.


TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco  Brands,  Inc.;   retired
Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS
R. Gregory Barton  Legal Department.
Robert A. DiStefano Information Technology.
James H. Gately  Individual Investor Group.
Kathleen C. Gubanich  Human Resources.
Ian A. MacKinnon  Fixed Income Group.
F. William McNabb, III  Institutional Investor Group.
Michael S. Miller  Planning and Development.
Ralph K. Packard  Chief Financial Officer.
George U. Sauter  Core Management Group.

[SHIP LOGO]
[THE VANGURD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q232-04/11/2000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD(R)
INTERNATIONAL
GROWTH FUND

February 29, 2000

SEMIANNUAL

[SHIP PHOTO]
[A MEMBER OF THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

         In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

         We don't think so.

         The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

         Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

         And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

         However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

         Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

         o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
         o Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.
         o Step back from the daily frenzy of the markets; focus on your overall asset allocation.
         o Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

-----------------------------------------

CONTENTS
REPORT FROM THE CHAIRMAN............1
THE MARKETS IN PERSPECTIVE..........3
REPORT FROM THE ADVISER.............5
PERFORMANCE SUMMARY.................7
FUND PROFILE........................8
FINANCIAL STATEMENTS...............11
-----------------------------------------

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.
"STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

REPORT FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

Vanguard International Growth Fund provided a robust total return of 24.0% during the six months ended February 29, 2000, as many of the world's major stock markets registered impressive gains.

         The table at right presents the six-month total returns (capital change plus reinvested dividends) for the fund and its comparative standards: the average international stock fund, the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, and a subset of that benchmark--the MSCI EAFE Growth Index. Your fund's performance lagged that of its average peer by 3.2 percentage points. However, it handily outpaced the broader EAFE Index, its primary benchmark.

---------------------------------------------------------
                                         TOTAL RETURNS
                                       SIX MONTHS ENDED
                                      FEBRUARY 29, 2000
---------------------------------------------------------
Vanguard International Growth Fund           24.0%
---------------------------------------------------------
Average  International  Fund*                27.2%
---------------------------------------------------------
MSCI EAFE Index                              13.8%
---------------------------------------------------------
MSCI EAFE Growth Index                       27.3%
---------------------------------------------------------
*Derived from data provided by Lipper Inc.


         The fund's return is based on an increase in net asset value from $19.75 per share on August 31, 1999, to $23.22 per share on February 29, 2000, with the latter figure adjusted for a dividend of $0.26 per share paid from net investment income and a distribution of $0.90 per share paid from net realized capital gains.


THE PERIOD IN REVIEW

Economic conditions in the world's industrialized nations were generally quite good during the six months ended February 29, the first half of fiscal 2000 for Vanguard International Growth Fund. Business activity expanded at a modest pace in Europe, while output rose quickly in Asia, except for Japan. The economic expansion in the United States completed a record ninth year without interruption.

         Indeed, global economic news was so bright that some investors fretted that inflation--particularly in the United States--could ignite, prompting higher interest rates and lower demand for equities. Indeed, there were hints of inflation: a spike in oil prices, rising wage costs, and some tightness in supplies of some goods. The U.S. Federal Reserve Board, the Bank of England, and the European Central Bank each made preemptive strikes against inflation by raising interest rates during the period. Strong growth in productivity and higher corporate earnings proved soothing to investors, however, and stock prices in most countries moved higher.

         Five of the seven countries that dominate the EAFE Index, which tracks developed markets in Europe and the Pacific Rim, saw rising stock prices during the six-month period. Markets in Germany, France, and Italy soared, providing total returns of 35%-46% in local-currency terms. However, for U.S. investors, the gains from these three countries were cut by about one-third as the euro lost value versus the U.S. dollar. (Currency fluctuations, which are an additional element of risk faced by investors in international stocks, are driven by changes in demand from importers, exporters, investors, and central banks.) Stocks in Japan--which accounted for more than 26% of the capitalization-weighted EAFE Index as of February 29--rose about 14% in both yen and dollar terms.

         The U.S. stock market during the half-year returned 13.4%, as measured by the Wilshire 5000 Total Market Index, the broadest measure of U.S. stocks. Small- and mid-capitalization stocks led the advance, while the large-cap S&P 500 Index lagged with a gain of 4.1%.

         Volatility was evident in emerging markets, as usual. Brazil provided an amazing six-month total return of more than 62% in U.S.-dollar terms, while Malaysia and Mexico each gained more than 33%. South Korea went the other way, declining more than -11%.


PERFORMANCE OVERVIEW

Vanguard International Growth Fund's gain of 24.0% was a very high absolute return for a mere six-month period. However, our performance should also be judged in comparison with funds with similar objectives. On that score, we came up short, trailing the average return of international stock funds by about 3 percentage points. This was primarily because we held smaller stakes in the technology, media, and telecommunications sectors during the period. These sectors provided exceptionally high returns but--mindful of their risks--our adviser held smaller positions in them than the average international fund. We lagged the 27.3% return of the tech-heavy EAFE Growth Index for the same reason.

         The fund did benefit from its holdings in these sectors, however, enabling us to outperform the overall EAFE Index. Compared with the index, the fund was also helped by our lighter weighting in the United Kingdom, where the average stock posted a modest loss. On average during the period, the fund held 13% of its assets in the United Kingdom--well below the region's 19% position in the EAFE Index. (The acquisition of Germany's Mannesmann by the British mobile-telephone company Vodafone bumped this stake up to about 17% at the end of the fiscal half-year.) Of course, the weakness of U.K. stocks restrained the absolute return of the fund.

         Over the long run, we expect to provide performance superior to that of funds with similar investment objectives and policies. We base this expectation in part on the low operating costs that are a key part of the Vanguard value proposition. Over the past six months, for example, the International Growth Fund had annualized costs totaling 0.52% of average net assets, or $5.20 per $1,000 in assets--well below the 1.72%, or $17.20 per $1,000, expense ratio charged by the average international fund.


IN SUMMARY

During periods when one market segment or asset class dominates all others, the importance of diversification can be difficult to appreciate. But these are precisely the periods when diversification is most valuable in mitigating risk. We strongly advise investors to maintain a diversified approach to investing.

         A balanced investment program that includes both domestic and international stock funds, as well as bond funds and cash reserves, provides exposure to all market segments and ensures that you participate in the market's gains while avoiding some of the risk. Sticking with a thoughtfully constructed plan, while trying at times, is a solid approach for long-term investment success.

[SIGNATURE OF JOHN J. BRENNAN]
John J. Brennan
Chairman and Chief Executive Officer

March 17, 2000

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED FEBRUARY 29, 2000

     A strong expansion in economic growth, both at home and abroad, led to robust returns for stocks but anemic returns for bonds during the six months ended February 29, 2000.

     Big gains for growth stocks--especially those of computer, biotechnology, and wireless communications companies--pushed global markets higher. Returns from bonds were hurt by a rise in interest rates amid worries that surging economic growth would push up inflation.


U.S. STOCK MARKETS

Stock prices rose, on average, during the half-year. A burgeoning economy and solid increases in current and projected corporate earnings generally outweighed investors' concern about rising interest rates. The U.S. market as a whole, as measured by the Wilshire 5000 Total Market Index, rose 13.4% during the six months ended February 29. For a change, small- and mid-capitalization stocks outperformed large-cap issues. The S&P 500 Index, a large-cap benchmark, gained 4.1%, while the rest of the market, as measured by the Wilshire 4500 Completion Index, was up a remarkable 46.6%.

         Surging prices of growth-oriented, technology-related stocks caused a wide gap, across all size groups, in the returns of growth and value stocks. Within the S&P 500 Index, growth stocks outpaced value stocks by 17.2 percentage points (+12.2% for growth stocks versus -5.0% for value stocks). Within the small-cap Russell 2000 Index, growth beat value by a huge 63.2 percentage points (+66.0% versus +2.8%).

-----------------------------------------------------------------------
                                              TOTAL RETURNS
                                      PERIODS ENDED FEBRUARY 29, 2000
                                     ----------------------------------
                                      6 MONTHS    1 YEAR      5 YEARS*
-----------------------------------------------------------------------
STOCKS
  S&P 500 Index                         4.1%       11.7%       25.1%
  Russell 2000 Index                   35.8        49.3        19.2
  Wilshire 5000 Index                  13.4        21.7        25.1
  MSCI EAFE Index                      13.8        25.8        13.2
-----------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index           1.9%        1.1%        7.0%
  Lehman 10 Year Municipal Bond Index   0.6        -1.5         6.1
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index             2.5         4.9         5.2
-----------------------------------------------------------------------
OTHER
  Consumer Price Index                  1.6%        3.2%        2.4%
-----------------------------------------------------------------------
*Annualized.


         An amazing 21 of 54 technology stocks in the S&P 500 Index gained more than 100% during the half-year. Some observers viewed such gains, along with a rise in margin borrowing by investors, as signs of speculative excess. Nevertheless, several factors contributed to the sector's dominance, including fast-growing revenues; rapid development of computer and communications gear and services; high demand for digital products by corporations seeking to improve productivity; and the opening of international markets.

         Interestingly, the stock market's surge was itself cited as a potential worry by Federal Reserve Board Chairman Alan Greenspan. Higher stock prices, he said, made individuals feel wealthier and contributed to a rise in demand for goods and services that is outstripping the growth rate of supply.

         The Fed, seeking to slow the economy to prevent inflation, raised its target for short-term interest rates twice during the half-year and was widely expected to engineer further increases. Inflation did, in fact, accelerate somewhat. The Consumer Price Index registered a 1.6% gain during the six-month period and was up 3.2% for the 12 months through February.

         Higher rates can hurt stock prices because many investors, in valuing stocks, use current interest rates to discount the value of future earnings and dividends that they expect to receive. The higher the discount, the lower the present value of future earnings and dividends. But for tech stocks, at least, investor enthusiasm overcame any qualms about higher rates.


U.S. BOND MARKETS

Rapid economic growth may cheer stock investors, but it tends to make bond investors anxious. With economic growth running at better than a 4% annual rate, and with unemployment hovering around a 30-year low of 4.0%, bond investors--like Fed policymakers--were concerned that inflation would inevitably heat up. And inflation is the bane of bondholders because it reduces the purchasing power of future payments of interest and principal.

         Inflation did worsen a bit during the half-year, but for those looking ahead, the economic tea leaves could support either of two forecasts. The pessimistic view was that increased inflation was bound to result from higher prices for oil and other commodities and higher wages (wage and salary income in January 2000 was 6.6% higher than a year before). Optimists countered that oil's higher price was temporary and that rapidly rising productivity would help businesses to offset higher wage costs.

         In any event, interest rates increased and bond prices, which move in the opposite direction, fell during the half-year. For long-term U.S. Treasury securities, the rise in yields was muted by a shrinking supply of securities. Because of the federal budget surplus, the Treasury issued fewer new securities and even began repurchasing some outstanding bonds. The yield of the 30-year Treasury bond rose a mere 8 basis points (0.08%), to 6.14% on February 29 from 6.06% on August 31. The yield of the 10-year Treasury rose 44 basis points, to 6.41% from 5.97%. Money market rates, which are most influenced by the Federal Reserve, rose more steeply: Yields on 3-month T-bills increased on balance by 81 basis points, to 5.78% on February 29.

         The Lehman Aggregate Bond Index, the benchmark for the overall taxable bond market, returned 1.9% for the six months, as interest income of 7.0% was partially offset by a 5.1% average decline in bond prices.


INTERNATIONAL STOCK MARKETS

Stock prices in Europe, Asia, and many emerging markets rose sharply during the half-year as investors responded to improving economic conditions and to an increase in corporate merger and acquisition activity. The return from developed foreign markets was 13.8%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index.

         In Europe, an average return of 22.2% in local-currency terms was reduced to 13.8% for U.S. investors because of the U.S. dollar's gains against European currencies. (Returns from abroad are diminished when the dollar's value rises against other currencies, and augmented when the dollar falls.) Stocks in the Pacific region, which is dominated by Japan, returned 13.1% in U.S. dollars and 13.7% in local-currency terms. The Select Emerging Markets Free Index soared 26.3% in U.S. dollars, led by huge gains in Turkey (+159%) and Brazil (+62%).

REPORT FROM THE ADVISER

Vanguard International Growth Fund achieved a total return of 24.0% during the six months ended February 29, 2000. This was ahead of the 13.8% return of our unmanaged benchmark, the MSCI EAFE Index, but behind the 27.2% average return of international stock mutual funds.

         Clearly, the past half-year was an uncommon period. International markets have been electrified by the potential of digital technology and the convergence of the communications, information, and entertainment industries. Just as the United States leads the world in personal computer usage, Europe leads the world in mobile telephones, and over the past six months we have seen more skirmishes in the struggle for control of this very fast-moving industry. Your fund benefited from this battle because of its significant holdings in strategically well-positioned companies that are more likely to be acquired than to try acquiring others. Vodafone's bid for Mannesmann was the catalyst for a reevaluation by the market of industry prospects. The fund had a large holding in Mannesmann. We also had a big stake in Vivendi, which used its pivotal position in the takeover to strike a very advantageous deal with Vodafone involving Canal Plus, which also was one of our holdings. The fund owns seven other European telecommunications companies. It would not be surprising if several of these were also taken over in the industry's current consolidation phase.

         The fund's exposure to technology, media, and telecommunications companies has been the most important factor in its performance over the past six months; this contrasts markedly with the usual pattern, whereby country exposures have been the most important. Overall, about 44% of our assets are in these three sectors: 20% in technology, 6% in media, and 18% in telecommunications. The EAFE Index typically holds about 35% in the same industries. In geographic terms, the fund has a strong bias toward Europe for telecommunications and media stocks, and toward Asia for companies producing computer hardware.

         The performance of these sectors is being driven by dramatic technological advances rather than by macroeconomic factors. It is encouraging that the latter are also very supportive of non-U.S. stock prices at this point.

         Continental Europe is in the sweet spot of the economic cycle. Growth has broadened in recent months to encompass all the major countries. Business and consumer confidence is high. Unemployment is falling from exceedingly high levels, which should allow economic expansion for a protracted period. Government finances are improving as revenues recover (as they have done in the United States), and inflationary pressures are unlikely to be a constraint for the foreseeable future. Corporations are restructuring more aggressively than most observers had expected, and hostile takeover bids are appearing in a region that historically has shunned them. Finally, in Germany, signs of tax reform are very encouraging.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by selecting the stocks of companies with the potential for above-average earnings growth, with particular emphasis on companies in countries with favorable business and market environments.
--------------------------------------------------------------------------------

         About 46% of the fund is invested in continental Europe. Our investments outside of technology-related areas feature many well-run companies, which is an important characteristic of the fund's investment strategy. Within the past year, ten of the companies we hold have announced major deals expanding or refocusing their businesses, and five of them are positioned specifically to benefit from the region's economic expansion.

         Japan, where the fund has invested about 18% of assets, is an enigma. During the past six months, we widened our holdings there, which in the past were focused on a small number of world-class companies. It appears that another massive wave of government spending due to start later in 2000 may help the economy to stop contracting and grow by 1.5% this year. Typically, when growth is accelerating and monetary policy is accommodative, stocks prosper. For this reason, we have modestly increased exposure to Japanese companies that derive most of their revenue domestically. Not all signs are encouraging, however. An expanding economy would provide the best climate in which to push through the reforms that are desperately needed in Japan, but neither the government nor most companies show much real enthusiasm for change. With elections coming later this year, reform at the government level has halted. Change is coming to companies, but at a disappointingly slow pace. This is why, even though I am more positive for the near term, I remain cautious about Japan as I look ahead to 2001. A weaker currency would significantly improve the outlook for the economy. We expect such a weakening, which is why most of our Japanese yen exposure is hedged back to U.S. dollars.

         About 17% of the fund's assets are invested in the United Kingdom. One-quarter of this is represented by Vodafone, resulting from its successful bid for Mannesmann. Most of our other U.K. holdings are midsized companies that represent outstanding value. Both large- and small-capitalization stocks have performed strongly in recent years, but a wide swath of companies in the middle lagged. Like the United States, the United Kingdom faces inflationary risks because its economy is near a peak after a long expansion. For this reason, many U.K. stocks look cheaper than they truly are. We trust our selections.

         Finally, 17% of the portfolio is invested in the smaller Asian countries and in Latin America. The Asian countries are tremendous beneficiaries of the recovery in global economic growth and, in particular, in demand for high-tech products. Also, China's economy is recovering, which has a ripple effect across the region. Most of our investments are in exporting companies, which should prosper if world trade remains buoyant this year, as we anticipate. Latin America is riskier because the region is dependent on capital inflows from abroad. We have only 4% of assets there, as we try to balance the risk with our positive near-term outlook.

         As I write, markets are exceptionally volatile. Despite the fund's bias toward "new economy" companies, our holdings are well diversified, which should dampen price fluctuations. However, the fund has only modest protection against a major market swing back to value stocks.

Richard Foulkes
Schroder Investment Management North America Inc.

March 16, 2000

PERFORMANCE SUMMARY
INTERNATIONAL GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1981-FEBRUARY 29, 2000
-----------------------------------------------------------------
               INTERNATIONAL GROWTH FUND         MSCI EAFE
FISCAL        CAPITAL     INCOME      TOTAL       TOTAL
YEAR          RETURN      RETURN     RETURN       RETURN
-----------------------------------------------------------------
1982           -5.7%       0.0%       -5.7%       -4.7%
1983           57.1        4.3        61.4        31.0
1984            5.7        1.6         7.3        14.7
1985           15.7        2.1        17.8        32.3
1986           96.4        2.5        98.9       103.7
1987           31.2        0.8        32.0        46.0
1988          -10.8        0.9        -9.9        -6.2
1989           22.7        1.8        24.5        22.4
1990            4.0        1.2         5.2       -11.8
1991           -6.8        1.7        -5.1        -0.3
1992           -0.4%       1.9%        1.5%        0.4%
1993           18.4        2.7        21.1        27.1
1994           19.5        0.9        20.4        11.1
1995            2.4        1.4         3.8         0.8
1996           11.3        1.4        12.7         8.2
1997           14.5        1.3        15.8         9.4
1998           -4.2        1.2        -3.0         0.1
1999           20.2        1.5        21.7        26.0
2000*          22.5        1.5        24.0        13.8
-----------------------------------------------------------------
*Six months ended February 29, 2000.
See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1999*
-----------------------------------------------------------------------------------------------------
                                                                                   10 YEARS
                                    INCEPTION                              --------------------------
                                      DATE           1 YEAR     5 YEARS    CAPITAL   INCOME    TOTAL
International Growth Fund           9/30/1981        26.34%     15.17%     8.33%      1.54%    9.87%
-----------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
INTERNATIONAL GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of February 29, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


PORTFOLIO CHARACTERISTICS
---------------------------------------------------
                      INTERNATIONAL           MSCI
                             GROWTH           EAFE
---------------------------------------------------
Number of Stocks                145            963
Turnover Rate                  44%*             --
Expense Ratio                0.52%*             --
Cash Reserves                  3.9%             --

*Annualized.

ALLOCATION BY REGION
-----------------------------------
[PIE CHART]
EUROPE                    64%
PACIFIC                   23%
EMERGING MARKETS          13%


VOLATILITY MEASURES
----------------------------------------------------
                      INTERNATIONAL            MSCI
                             GROWTH            EAFE
----------------------------------------------------
R-Squared                      0.90            1.00
Beta                           1.01            1.00


TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
----------------------------------------------------
Vodafone AirTouch PLC                           4.6%
Philips Electronics NV                          4.2
Vivendi                                         3.1
Murata Manufacturing Co., Ltd.                  2.9
Fuji Photo Film Co., Ltd.                       2.7
Total Fina SA B Shares                          2.7
Samsung Electronics Co., Ltd.                   2.6
Canal Plus SA                                   2.6
ING Groep NV                                    2.6
Olivetti SpA                                    2.2
----------------------------------------------------
Top Ten                                        30.2%

Country Diversification (% of Common Stocks) can be found on page 10.

ALLOCATION BY REGION. An indicator of diversification, this chart shows the geographic distribution of a fund's holdings.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------
               FEBRUARY 28, 1999             FEBRUARY 29, 2000
              ---------------------------------------------------
                 INTERNATIONAL             INTERNATIONAL    MSCI
                    GROWTH                    GROWTH        EAFE
              ---------------------------------------------------
Argentina            0.2%                       0.0%        0.0%
Australia            1.7                        0.2         2.4
Austria              0.0                        0.0         0.2
Belgium              0.7                        0.0         0.7
Brazil               0.6                        2.2         0.0
Chile                0.1                        0.0         0.0
Denmark              0.8                        0.5         0.8
Finland              0.0                        1.8         3.4
France              13.0                       15.8        10.9
Germany              7.3                        3.0        10.0
Hong Kong            0.6                        2.6         2.4
Ireland              1.5                        1.5         0.4
Italy                9.5                        6.1         4.7
Japan               13.5                       18.1        26.6
Malaysia             0.5                        1.4         0.0
Mexico               0.9                        1.9         0.0
Netherlands         11.4                       11.9         5.1
New Zealand          0.0                        0.0         0.1
Norway               0.0                        0.0         0.4
Philippines          0.7                        0.0         0.0
Portugal             0.0                        0.0         0.5
Singapore            1.1                        1.9         0.9
South Korea          1.5                        3.9         0.0
Spain                4.1                        1.8         2.8
Sweden               3.1                        2.8         3.5
Switzerland         11.4                        2.4         5.1
Taiwan               0.0                        3.2         0.0
United Kingdom      15.8                       17.0        19.1
-----------------------------------------------------------------
Total              100.0%                     100.0%      100.0%

FINANCIAL STATEMENTS
FEBRUARY 29, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL GROWTH FUND                                 SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.1%)
--------------------------------------------------------------------------------
AUSTRALIA (0.2%)
   Broken Hill Proprietary Co. Ltd.                    2,000,000     $   19,766
                                                                     -----------
BRAZIL (2.1%)
o  Telecomunicacoes de
    Sao Paulo                                          1,706,500         58,341
   Telesp Participacoes
    SA Pfd.                                        1,182,325,725         40,111
   Petroleo Brasileiro SA Pfd.                       132,434,000         34,457
   Telecomunicacoes
    Brasileiras SA ADR Pfd.                              210,000         30,923
   Tele Centro Sul
    Participacoes ADR                                    363,900         26,246
   Cia Vale Do Rio Pfd. A                                611,100         16,245
o  Telecomunicacoes
    Brasileiras Pfd. Receipts SA                      91,500,000         13,430
                                                                     -----------
                                                                        219,753
                                                                     -----------

DENMARK (0.5%)
   Den Danske Bank A/S                                   506,000         48,348
                                                                     -----------

FINLAND (1.8%)
   Nokia Oyj                                             921,320        183,618
                                                                     -----------
FRANCE (15.2%)
   Vivendi                                             2,733,000        321,022
   Total Fina SA B Shares                              2,120,130        280,673
   Canal Plus SA                                         947,000        267,149
   Alcatel                                               928,000        217,294
   Suez Lyonnaise des Eaux                             1,181,670        194,548
























--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                          SHARES           (000)
--------------------------------------------------------------------------------
   Thomson-CSF SA                                      2,345,859     $   92,602
   Bouygues SA                                           101,500         84,531
   Aventis                                             1,157,000         59,820
   AXA                                                   300,196         37,718
   Accor SA                                              800,000         29,115
o  Vivendi Warrants Exp. 2/5/2001                        580,500          3,219
                                                                     -----------
                                                                      1,587,691
                                                                     -----------
GERMANY (2.8%)
   SAP AG Pfd.                                           147,000        122,142
   Deutsche Telekom AG                                 1,465,000        121,444
   Viag AG                                             2,964,000         52,794
                                                                     -----------
                                                                        296,380
                                                                     -----------
HONG KONG (2.5%)
o  China Telecom
    (Hong Kong) Ltd.                                  11,770,000        108,134
   Hutchison Whampoa Ltd.                              4,527,000         70,966
   Cheung Kong Holdings Ltd.                           2,713,000         36,080
   Swire Pacific Ltd. A Shares                         6,978,000         33,444
   Sun Hung Kai Properties Ltd.                        1,815,000         16,383
   Mandarin Oriental
    International Ltd.                                 1,101,369            567
   Mandarin Oriental
    International Ltd. Rights
    Exp. 3/6/2000                                       220,274              1
                                                                     -----------
                                                                        265,575
                                                                     -----------
IRELAND (1.5%)
o  Elan Corp. PLC ADR                                  2,747,000        112,970
   Bank of Ireland PLC                                 6,828,000         39,857
                                                                     -----------
                                                                        152,827
                                                                     -----------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL GROWTH FUND                                 SHARES           (000)
--------------------------------------------------------------------------------
ITALY (5.9%)
o  Olivetti SpA                                       57,816,000     $  227,670
   Telecom Italia Mobile SpA                          15,903,000        216,656
   Banca di Roma SpA                                  60,797,000         69,130
   Fiat SpA                                            1,786,100         54,341
o  Tecnost SpA                                        10,749,000         44,708
                                                                     -----------
                                                                        612,505
                                                                     -----------

JAPAN (17.2%)
   Murata Manufacturing
    Co., Ltd.                                          1,613,000        307,178
   Fuji Photo Film Co., Ltd.                           6,418,000        282,189
   Takeda Chemical
    Industries Ltd.                                    3,639,000        205,385
   Matsushita Electric Industrial Co., Ltd.            4,386,000        127,765
   Nippon Telegraph and
    Telephone Corp.                                        8,266        114,376
   Mabuchi Motor Co.                                     731,000         90,234
   Nippon Television
    Network Corp.                                         58,000         80,254
   SMC Corp.                                             373,000         69,268
   Sumitomo Electric
    Industries Ltd.                                    4,720,000         62,216
   East Japan Railway Co.                                 10,860         49,035
   Keyence Corp.                                         143,000         47,905
   Mitsubishi Corp.                                    6,291,000         46,445
   Tokyo Electron Ltd.                                   254,000         38,730
   Sony Corp.                                            125,000         36,982
   Mitsui & Co., Ltd.                                  5,600,000         34,665
   Hirose Electric Co., Ltd.                             246,000         32,941
   Yamanouchi Pharmaceuticals
    Co., Ltd.                                            667,000         31,877
   TDK Corp.                                             300,000         28,702
   Fujitsu Ltd.                                          808,000         26,847
   Tokio Marine & Fire
    Insurance Co.                                      2,560,000         23,374
   Yasuda Fire & Marine
    Insurance Co.                                      4,370,000         18,697
   Toppan Printing Co., Ltd.                           1,767,000         17,420
   Kuraray Co., Ltd.                                   1,093,000          9,114
   Chiyoda Fire & Marine
    Insurance Co., Ltd.                                2,220,000          5,558
   Dowa Fire & Marine
    Insurance Co.                                      2,221,000          5,338
   Nippon Fire & Marine
    Insurance Co., Ltd.                                2,000,000          4,442
                                                                     -----------
                                                                      1,796,937
                                                                     -----------
MALAYSIA (1.4%)
   Tenaga Nasional Bhd.                               16,195,000         53,699
   Malayan Banking Bhd.                                6,780,400         30,512
   Telekom Malaysia Bhd.                               7,076,500         29,982
   Genting Bhd.                                        5,422,000         23,971
   Resorts World Bhd.                                  1,620,000          5,883
                                                                     -----------
                                                                        144,047
                                                                     -----------
MEXICO (1.8%)
   Telefonos de Mexico SA
    Class L ADR                                        1,208,600         79,465
o  Grupo Televisa SA GDR                                 695,000         53,385
   Fomento Economico
    Mexica UBD                                         5,520,000         24,600






















--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                          SHARES           (000)
--------------------------------------------------------------------------------
o  Cemex SA CPO                                        5,331,405     $   23,076
o  Grupo Bimbo SA                                      6,552,000         10,825
o  Cemex SA CPO Warrants
    Exp. 12/13/2002                                      333,000            201
                                                                     -----------
                                                                        191,552
                                                                     -----------
NETHERLANDS (11.5%)
   Philips Electronics NV                              2,354,292        435,775
   ING Groep NV                                        5,271,786        266,574
   Getronics NV                                        2,321,456        194,453
   Verenigde Nederlandse
    Uitgeversbedrijven
    Verenigd Bezit                                     1,270,000         87,610
   TNT Post Group NV                                   2,570,000         63,691
   Heineken NV                                         1,091,000         55,094
   STMicroelectronics NV                                 260,000         51,567
o  Equant NV                                             290,000         32,779
   Oce NV                                                860,000         10,474
                                                                     -----------
                                                                      1,198,017
                                                                     -----------
SINGAPORE (1.8%)
   Singapore Press Holdings Ltd.                       2,882,486         55,185
   United Overseas Bank Ltd.                           7,816,512         49,429
o  DBS Group Holdings Ltd.                             3,365,722         41,591
   City Developments Ltd.                              6,180,000         25,097
   Singapore Airlines Ltd.                             1,564,000         14,518
                                                                     -----------
                                                                        185,820
                                                                     -----------
SOUTH KOREA (3.7%)
   Samsung Electronics Co., Ltd.                       1,210,102        273,888
o  Korea Electric Power Corp.                          2,185,550         54,684
o  Korea Telephone Warrants
    Exp. 5/22/2000                                       292,000         24,660
o  Kookmin Bank                                        2,018,500         22,486
o  Shinhan Bank Co.                                    1,424,000         13,597
                                                                     -----------
                                                                        389,315
                                                                     -----------
SPAIN (1.7%)
   Endesa SA                                           5,374,000        113,675
   Altadis SA                                          1,171,654         12,849
   Bankinter SA                                          897,000         56,611
                                                                     -----------
                                                                        183,135
                                                                     -----------
SWEDEN (2.7%)
   LM Ericsson Telephone AB
    B Shares                                           1,516,000        145,085
   Skandia Forsakrings AB                              2,209,000         90,459
   Svenska Handelsbanken
    A Shares                                           3,815,000         44,605
                                                                     -----------
                                                                        280,149
                                                                     -----------
SWITZERLAND (2.3%)
o  ABB Ltd.                                            1,019,000        108,415
   Novartis AG (Registered)                               69,800         88,864
   Adecco SA (Bearer)                                     33,042         26,143
   Clariant AG                                            50,300         18,874
                                                                     -----------
                                                                        242,296
                                                                     -----------
TAIWAN (3.1%)
o  United Microelectronics
    Warrants 2/12/2001                                25,614,000         93,491
o  Asustek Computer Inc.
    Warrants Exp. 2/12/2001                            3,864,000         48,107
o  Taiwan Semiconductor
    Manufacturing Co. Warrants
    Exp. 4/25/2000                                     5,318,748         42,656

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                          SHARES           (000)
--------------------------------------------------------------------------------
o  Taiwan Semiconductor
    Manufacturing Co. Warrants
    Exp. 1/29/2001                                     5,745,000      $  37,559
o  Far East Textiles Warrants
    Exp. 8/11/2000                                    12,026,000         26,169
o  Honhai Precision Warrants
    3/5/2001                                           2,456,000         22,847
o  Honhai Precision Warrants
    2/15/2001                                          2,230,000         20,717
o  Taiwan Semiconductor
    Manufacturing Co.
    Warrants Exp. 2/15/2001                            1,435,000          9,372
o  Honhai Precision Warrants
    Exp. 8/11/2000                                     1,269,000         11,790
o  Asustek Computer Inc.
    Warrants Exp.  6/21/2000                             702,000          8,722
                                                                     -----------
                                                                        321,430
                                                                     -----------
UNITED KINGDOM (16.4%)
   Vodafone AirTouch PLC                              85,717,001        480,730
   Standard Chartered PLC                              9,628,700        135,896
   Kingfisher PLC                                     12,218,000         92,103
   Bass PLC                                            8,489,206         89,994
o  British Sky Broadcasting
    Group PLC                                          3,228,300         82,920
   Centrica PLC                                       23,812,000         80,353
   British Telecommunications
    PLC                                                4,423,000         77,228
   Tesco PLC                                          27,589,616         74,698
   Rolls-Royce PLC                                    21,153,549         68,877
   Electrocomponents PLC                               4,938,000         56,090
   Scottish & Newcastle PLC                            8,025,418         52,009
   Allied Zurich PLC                                   5,578,108         47,145
   United News & Media PLC                             3,161,000         41,993
   Reckitt Benckiser PLC                               4,654,000         40,447
   Boots Co. PLC                                       5,532,000         40,217
   BP Amoco PLC                                        4,482,000         34,494
   Provident Financial PLC                             3,400,000         27,643
   Airtours PLC                                        5,813,100         25,994
   Marconi PLC                                         1,894,000         23,607
   IMI PLC                                             6,619,000         22,701
   Tomkins PLC                                         8,080,000         22,355
   Bodycote International PLC                          5,079,000         20,928
o  Telewest Communications PLC                         3,022,130         20,754
   British Land Co., PLC                               3,129,000         17,166
o  Arm Holdings PLC                                      158,000         11,911
   British Airways PLC                                 2,189,000         10,333
   Johnson Matthey PLC                                   757,000          8,628
                                                                     -----------
                                                                      1,707,214
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $6,363,715)                                                  10,026,375
--------------------------------------------------------------------------------






























--------------------------------------------------------------------------------
                                                            FACE          MARKET
                                                          AMOUNT          VALUE*
                                                           (000)           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.77%, 3/1/2000                                      $ 122,497      $ 122,497
  5.76%, 3/1/2000--Note G                                801,732        801,732
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $924,229)                                                       924,229
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.0%)
  (COST $7,287,944)                                                  10,950,604
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                    332,359
Security Lending Collateral
  Payable to Brokers--Note G                                           (801,732)
Other Liabilities                                                       (49,846)
                                                                     -----------
                                                                       (519,219)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 449,224,440 outstanding
  $.001 par value shares of beneficial
  interest  (unlimited  authorization)                              $10,431,385
================================================================================

NET ASSET  VALUE PER SHARE                                               $23.22
================================================================================
*See Note A in Notes to Financial Statements.
oNon-Income-Producing Security.
ADR--American Depositary Receipt.
GDR--Global Depositary Receipt.


--------------------------------------------------------------------------------
AT FEBRUARY 29, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                          AMOUNT            PER
                                                           (000)          SHARE
--------------------------------------------------------------------------------
Paid in Capital                                        6,587,581         $14.66
Overdistributed Net
 Investment Income--Note E                                  (875)            --
Accumulated Net
 Realized Gains--Note E                                  164,779            .37
Unrealized Appreciation
 (Depreciation)--Note F
 Investment Securities                                 3,662,660           8.15
 Foreign Currencies and
  Forward Currency Contracts                              17,240            .04
--------------------------------------------------------------------------------
NET ASSETS                                           $10,431,385         $23.22
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

--------------------------------------------------------------------------------
                                                      INTERNATIONAL GROWTH FUND
                                             SIX MONTHS ENDED FEBRUARY 29, 2000
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                        $  38,011
    Interest                                                              6,392
    Security Lending                                                      1,463
                                                                     -----------
       Total Income                                                      45,866
                                                                     -----------
EXPENSES
    Investment Advisory Fees--Note B                                      5,930
    The Vanguard Group--Note C
       Management and Administrative                                     13,962
       Marketing and Distribution                                           734
    Custodian Fees                                                        2,268
    Auditing Fees                                                             6
    Shareholders' Reports                                                   154
    Trustees' Fees and Expenses                                               6
                                                                     -----------
       Total Expenses                                                    23,060
       Expenses Paid Indirectly--Note D                                    (922)
                                                                     -----------
       Net Expenses                                                      22,138
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    23,728
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                          277,696
    Foreign Currencies and Forward Currency Contracts                   (15,615)
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                       262,081
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                             1,645,102
    Foreign  Currencies  and Forward  Currency  Contracts                17,361
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED  APPRECIATION  (DEPRECIATION)                    1,662,463
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,948,272
================================================================================
*Dividends are net of foreign withholding taxes of $5,259,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------
                                                                    INTERNATIONAL GROWTH FUND
                                                                --------------------------------
                                                                  SIX MONTHS               YEAR
                                                                       ENDED              ENDED
                                                                 FEB.29,2000        AUG.31,1999
                                                                       (000)              (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                           $  23,728        $   107,313
   Realized Net Gain                                                 262,081            296,801
   Change in Unrealized Appreciation (Depreciation)                1,662,463          1,062,057
                                                                --------------------------------
      Net Increase in Net Assets Resulting from Operations         1,948,272          1,466,171
                                                                --------------------------------
DISTRIBUTIONS
   Net Investment Income                                            (106,118)           (89,038)
   Realized Capital Gain                                            (367,331)           (64,755)
                                                                --------------------------------
      Total Distributions                                           (473,449)          (153,793)
                                                                --------------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                                          3,322,309          3,671,257
   Issued in Lieu of Cash Distributions                              438,423            138,652
   Redeemed                                                       (2,804,469)        (3,942,437)
                                                                --------------------------------
      Net Increase (Decrease) from Capital Share Transactions        956,263           (132,528)
------------------------------------------------------------------------------------------------
   Total Increase                                                  2,431,086          1,179,850
------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                             8,000,299          6,820,449
                                                                --------------------------------
   End of Period                                                 $10,431,385         $8,000,299
================================================================================================

1Shares Issued (Redeemed)
   Issued                                                            155,002            197,691
   Issued in Lieu of Cash Distributions                               20,564              7,665
   Redeemed                                                         (131,405)          (211,906)
                                                                --------------------------------
      Net Increase (Decrease) in Shares Outstanding                   44,161             (6,550)
================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------
                                                                     INTERNATIONAL GROWTH FUND
                                                                        YEAR ENDED AUGUST 31,
FOR A SHARE OUTSTANDING                SIX MONTHS ENDED    --------------------------------------------------
THROUGHOUT EACH PERIOD                    FEB. 29, 2000      1999       1998       1997       1996      1995
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $19.75    $16.57     $17.86     $16.13     $14.70    $14.36
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .05       .27        .25        .19        .19       .20
  Net Realized and Unrealized Gain (Loss)
      on Investments                               4.58      3.29       (.81)      2.28       1.65       .32
                                             ----------------------------------------------------------------
      Total from Investment Operations             4.63      3.56       (.56)      2.47       1.84       .52
                                             ----------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.26)     (.22)      (.21)      (.19)      (.20)     (.18)
  Distributions from Realized Capital Gains        (.90)     (.16)      (.52)      (.55)      (.21)       --
                                             ----------------------------------------------------------------
      Total Distributions                         (1.16)     (.38)      (.73)      (.74)      (.41)     (.18)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $23.22    $19.75     $16.57     $17.86     $16.13    $14.70
=============================================================================================================

TOTAL RETURN                                     23.97%    21.70%     -2.99%     15.84%     12.72%     3.76%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $10,431    $8,000     $6,820     $7,089     $4,997    $3,354
  Ratio of Total Expenses to
      Average Net Assets                         0.52%*     0.58%      0.59%      0.57%      0.56%     0.59%
  Ratio of Net Investment Income to
      Average Net Assets                         0.53%*     1.42%      1.39%      1.26%      1.35%     1.53%
  Portfolio Turnover Rate                          44%*       37%        37%        22%        22%       31%
=============================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

         2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

         Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

         3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

         Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

         4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

         5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

         7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Investment Management North America Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended February 29, 2000, the advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 29, 2000, the fund had contributed capital of $1,924,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.9% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 29, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $899,000 and $23,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E.  During  the  six  months  ended   February  29,  2000,  the  fund  purchased
$2,041,146,000 of investment securities and sold $2,120,675,000 of investment securities other than temporary cash investments.

    During the six months ended February 29, 2000, the fund realized net foreign currency losses of $1,727,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

F. At February 29, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $3,662,660,000, consisting of unrealized gains of $4,136,175,000 on securities that had risen in value since their purchase and $473,515,000 in unrealized losses on securities that had fallen in value since their purchase.

    At February 29, 2000, the fund had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

-----------------------------------------------------------------------------------------------
                                                          (000)
                              -----------------------------------------------------------------
                                CONTRACT AMOUNT
                              --------------------                                 NET
                                FOREIGN      U.S.         MARKET VALUE IN       UNREALIZED
CONTRACT SETTLEMENT DATE       CURRENCY     DOLLARS         U.S. DOLLARS        APPRECIATION
-----------------------------------------------------------------------------------------------
Deliver:
 4/3/2000               JPY  156,885,356   $1,454,865       $1,435,450           $19,415
-----------------------------------------------------------------------------------------------
JPY--Japanese Yen.

         Malaysian securities purchased after February 14, 1999, are subject to a 10% levy on realized gains upon sale and conversion of proceeds from Malaysian ringgits to another currency. At February 29, 2000, the International Growth Fund had recorded a liability (included in unrealized foreign currency losses) of $1,163,000 representing the levy that would be assessed if all subject Malaysian holdings were sold at their current values and the proceeds repatriated.

         The fund had net unrealized foreign currency losses of $1,012,000 resulting from the translation of other assets and liabilities at February 29, 2000.

G. The market value of securities on loan to broker/dealers at February 29, 2000, was $769,951,000, for which the fund held cash collateral of $801,732,000. Cash collateral received is invested in repurchase agreements.

THE VANGUARD(R) FAMILY OF FUNDS


STOCK FUNDS
-------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging  Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and  Precious  Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional  Index Fund*
International  Growth Fund
International  Value Fund
Mid-Cap  Index  Fund*
Morgan(TM)  Growth  Fund
Pacific  Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total  International Stock Index Fund
Total Stock  Market  Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
-------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global  Asset  Allocation  Fund
Lifestrategy(TM) Conservative Growth Fund
Lifestrategy(TM) Growth Fund
Lifestrategy(TM) Income Fund
Lifestrategy(TM) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R)Income Fund
Wellington(TM) Fund


BOND FUNDS
-------------------------------------------------
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term  Treasury  Fund
GNMA  Fund
High-Yield  Corporate  Fund
High-Yield  Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term  Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds(California,
 Florida, Massachusetts, New Jersey, New York,
 Ohio, Pennsylvania)
Total Bond Market Index Fund*





MONEY MARKET FUNDS
-------------------------------------------------
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds (California,
 New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
-------------------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income Portfolio
Equity Index  Portfolio
Growth  Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT  Index  Portfolio
Short-Term  Corporate  Portfolio
Small  Company  Growth Portfolio


*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

        Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

         Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.


TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.(1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.



VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON   Legal Department.
ROBERT A. DISTEFANO   Information Technology.
JAMES H. GATELY  Individual Investor Group.
Kathleen C. Gubanich   Human Resources.
IAN A. MACKINNON   Fixed Income Group.
F. WILLIAM MCNABB, III   Institutional Investor Group.
MICHAEL S. MILLER  Planning and Development.
RALPH K. PACKARD  Chief Financial Officer.
GEORGE U. SAUTER  Core Management Group.

[SHIP GRAPHIC]
[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q812-04/13/2000

(C) 2000 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.